UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934

                                January 27, 2003
                                 Date of Report
                        (Date of Earliest Event Reported)


                              OXFORD TECHNOLOGIES CORP.
              (Exact Name of Registrant as Specified in its Charter)


                                     DELAWARE
                   (State or Other Jurisdiction of Incorporation)

                 000-49854                           04-3615974
          (Commission File Number)       (IRS Employer Identification No.)

                        524 Westgate Drive, Edison, NJ 08820
           (Address of Principal Executive Offices, including ZIP Code)

                                 (908) 412-9273
              Registrant's Telephone Number, including Area Code


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




Item 1.   Changes in Control of Registrant

     On January 24, 2003, Waywood Investment Limited ("Waywood"), the sole shareholder of Oxford Technologies Inc. ("Oxford" or "Registrant"), entered into a Stock Purchase Agreement with Great Admirer Limited ("Great Admirer") pursuant to which Great Admirer acquired four million two hundred fifty thousand (4,250,000) shares of common stock of the Registrant owned by Waywood. The total consideration paid by Great Admirer for the shares was $42,500. As a result, Great Admirer now owns 85% of the Oxford's issued and outstanding shares. Great Admirer used its working capital funds to purchase the Oxford shares. Prior to the sale, Oxford had 5,000,000 shares of common stock outstanding, and no preferred shares have been issued and outstanding.

     The sale and acquisition was approved by unanimous consent of the respective Board of Directors of Waywood and Great Admirer on January 22, 2003.

     The following table sets forth, as of January 24, 2003, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

    Title        Name and Address of      Amount and Nature        Percent
 of Class         Beneficial Owner     of Beneficial Ownership    of Class(1)
-------------  ---------------------  -------------------------  ------------

Common Stock    Great Admirer Limited          4,250,000              85%
                Suite 2602
                2 Queen's Road Central
                Hong Kong


Common Stock    Waywood Investment Limited       750,000              15%
                182 Queen's Road East
                Hong Kong

Common Stock    All Officers and                 750,000              15%
                Directors as a
                Group (1 person)
--------------------------------------------------------------------
(1): Based upon 5,000,000 shares issued and outstanding. There are no outstanding options or warrants to purchase, nor any securities convertible into, the Registrant's common shares.


Item 5.   Other Events and Regulation FD Disclosure

As a result of the transaction as described under Item 1 above, the Registrant has relocated its offices to Suite 2602, 2 Queen's Road Central, Hong Kong.


Item 7.     Financial Statements and Exhibits

No financial statements are filed herewith.



                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                   OXFORD TECHNOLOGIES INC.


                                    By:   /s/  Jianjun Zhang
                                    ----------------------------
                                     Jianjun Zhang, President

                                     Date:  January 25, 2003